UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

May 10, 2018

1-800-FLOWERS.COM, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-26841	11-3117311
(State of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

One Old Country Road, Suite 500 Carle Place, New York 11514

(Address of principal executive offices) (Zip Code)

(516) 237-6000

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrants under any of the following provisions:

⃞ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

⃞ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

⃞ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

⃞ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ⃞

Item 8.01   Other Events

On May 10, 2018, 1-800-FLOWERS.COM, Inc. President and CEO Chris McCann was interviewed on Bloomberg Radio and Cheddar Video.   Links to these media interviews are included as Exhibit 99 and are incorporated herein by reference.

Below please find direct links to President and CEO Chris McCann's interviews with Cheddar TV and Bloomberg Radio "Bloomberg Markets AM," both of which aired live on Thursday, May 10, 2018.  In each interview, Chris spoke to the business of Mother's Day, the company's accelerated growth, highlighting our multi-brand strategy.

https://cheddar.com/videos/the-blooming-business-of-mothers-day-2

https://www.bloomberg.com/news/audio/2018-05-10/food-brands-are-helping-to-accelerate-growth-1-800-flowers-ceo

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

1-800-FLOWERS.COM, Inc.

By:	/s/ William E. Shea
William E. Shea
Chief Financial Officer, Senior Vice-President
Finance and Administration

Date:	May 10, 2018